Fees Summary	Feb. 14, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 2,965,480,001.25
Previously Paid Amount	0
Total Fee Amount	409,532.78
Total Offset Amount	$ 0
Narrative Disclosure	The prospectus supplement to which this Exhibit is attached is a final prospectus for the related offerings. The maximum aggregate offering price of those offerings is $2,965,480,001.25 (1) .
Net Fee	$ 409,532.78
Narrative - Max Aggregate Offering Price	$ 2,965,480,001.25
Final Prospectus	true